THE COMPANY	12 Months Ended
Dec. 31, 2015
Organization Consolidation And Presentation Of Financial Statements [Abstract]
THE COMPANY
NOTE 1. THE COMPANY

Walker Innovation Inc. (formerly known as Patent Properties, Inc.), a Delaware corporation, collectively, with its subsidiaries, the “Company” or “Walker Innovation”), has two distinct lines of businesses. It develops and commercializes its unique portfolio of intellectual property assets through its licensing and enforcement operations (“Licensing and Enforcement”) and more recently in early 2015 it launched its innovation business through The United States Patent Utility™, which has evolved into, and is currently known as Haystack IQ™ (“Haystack IQ”). Haystack IQ uses proprietary Big Data software to connect the global stockpile of technology improvements and technical experts, represented by the U.S. patent database, with businesses that can put them into commercial uses that help them compete and grow. The Company also does custom innovation work for large companies seeking to prototype and commercialize new businesses and new business methods. Haystack IQ and custom innovation services are referred to collectively as the Company’s “Innovation” business.

On July 31, 2015, the Company filed a Certificate of Amendment of its Certificate of Incorporation with the State of Delaware, pursuant to which the Company was renamed Walker Innovation Inc. Walker Digital, LLC (“Walker Digital”) a related party, is the owner of 82.3% of the voting interest in the Company and owns approximately 49% of the economic interest in the Company. Walker Digital was eligible to receive an additional 2,166,667 shares of common stock, subject to meeting certain performance conditions by February 13, 2016 ("Contingency Shares"). The performance conditions were not met by that date.